UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: September 12, 2005
(Date of earliest event reported)
FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 313-322-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Master Agreement dated as of September 12, 2005
Contribution Agreement dated as of September 12, 2005
Visteon "A" Transaction Agreement dated as of September 12, 2005
Visteon "B" Purchase Agreement dated as of September 12, 2005
News Release dated September 13, 2005

Item 1.01. Entry into a Material Definitive Agreement.
     On September 12, 2005, Ford Motor Company (“Ford”, “we” or “our”) and Visteon Corporation (“Visteon”), our largest supplier, entered into definitive agreements designed to protect the supply of critical parts and components, create opportunities for production material cost savings, and improve our ability to benefit from competitively-priced and high-quality parts, systems and technologies. Consistent with the terms of the Memorandum of Understanding described in our Current Report on Form 8-K dated May 25, 2005 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, significant provisions of these definitive agreements include the following:
•	Transfer of 23 Visteon plants and facilities in the U.S. and Mexico and associated assets to a new, temporary business entity to be managed by Ford (over time, we would prepare most of these transferred operations for sale to companies with the expertise and capital to supply us with parts, systems and technologies that are competitive in price and quality);

•	Payment to Visteon of up to $550 million to assist with Visteon’s restructuring expenses;

•	Extension by Ford to Visteon of a $250 million short-term secured loan, to be repaid by Visteon upon closing of the Ford-Visteon transaction;

•	Provision by Visteon of certain services (e.g., information technology, accounting, etc.) to facilitate the operation of the new business entity;

•	Payment by Ford for inventories included in the transferred operations;

•	Assumption by Ford or the Ford-managed business entity of certain liabilities associated with the transferred business, including employee-related (for the Ford-UAW hourly employees assigned to work at Visteon) and environmental liabilities; and

•	Acceleration of payment terms through 2006 for payments due from Ford to Visteon for components purchased by Ford for its U.S. facilities, with a gradual return over time to normal payment terms by 2009.
We currently anticipate that the transaction will close on or about October 1, 2005.
Item 8.01. Other Events.
     Our news release dated September 13, 2005 concerning the execution of the definitive agreements with Visteon, filed as Exhibit 99 to this report, is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
EXHIBITS

Designation	Description	Method of Filing

Exhibit 10.1	Master Agreement dated as of September 12, 2005 between Ford Motor Company and Visteon Corporation	Filed with this Report

Exhibit 10.2	Contribution Agreement dated as of September 12, 2005 between Visteon Corporation and VFH Holdings, Inc.	Filed with this Report

Exhibit 10.3	Visteon “A” Transaction Agreement dated as of September 12 ,2005 between Ford Motor Company and Visteon Corporation	Filed with this Report

Exhibit 10.4	Visteon “B” Purchase Agreement dated as of September 12, 2005 between Ford Motor Company and Visteon Corporation	Filed with this Report

Exhibit 99	News Release dated September 13, 2005	Filed with this Report
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY (Registrant)
Date: September 16, 2005	By:	/s/Kathryn S. Lamping
Kathryn S. Lamping
Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 10.1	Master Agreement dated as of September 12, 2005 between Ford Motor Company and Visteon Corporation

Exhibit 10.2	Contribution Agreement dated as of September 12, 2005 between Visteon Corporation and VFH Holdings, Inc.

Exhibit 10.3	Visteon “A” Transaction Agreement dated as of September 12, 2005 between Ford Motor Company and Visteon Corporation

Exhibit 10.4	Visteon “B” Purchase Agreement dated as of September 12, 2005 between Ford Motor Company and Visteon Corporation relating to the purchase and sale of 100% of the Shares of Common Stock of VFH Holdings, Inc.

Exhibit 99	News Release dated September 13, 2005